UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 30, 2023

Date of Report (Date of the earliest event reported)

Bausch + Lomb Corporation

(Exact Name of Registrant as Specified in Its Charter)

Canada	001-41380	98-1613662
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

520 Applewood Crescent

Vaughan, Ontario

Canada L4K 4B4

(Address of Principal Executive Offices)(Zip Code)

(905) 695-7700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	BLCO	New York Stock Exchange , Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On June 30, 2023, a wholly owned subsidiary of Bausch + Lomb Corporation (the “Company” or “Bausch + Lomb”), Bausch + Lomb Ireland Limited (“Buyer”), entered into a Stock and Asset Purchase Agreement (the “Agreement”) with Novartis Pharma AG, Novartis Finance Corporation (together with Novartis Pharma AG, “Novartis”) and, solely for purposes of guaranteeing certain obligations of Buyer under the Agreement, Bausch + Lomb. The Agreement provides that, subject to the satisfaction or waiver of certain conditions, Buyer will acquire XIIDRA® (lifitegrast ophthalmic solution) and certain other ophthalmology assets (the “Assets”) and assume certain liabilities from Novartis (the “Transaction”) related to Novartis’s front-of-eye ophthalmology franchise (the “Business”) for:

•	$1.75 billion in cash payable at closing;

•	potential milestone payments of up to $475 million in cash payable upon the achievement of specified commercialization and sales milestones for certain pipeline products included in the Assets;

•	potential milestone payments of up to $275 million in cash payable upon the achievement of specified sales milestones for Xiidra; and

•	the assumption of certain pre-existing milestone payments and other obligations associated with certain Assets.

In connection with the Transaction, Buyer has agreed to make offers of employment to certain employees of the Business on terms that are comparable to those currently in effect for such employees.

The Agreement contains certain representations, warranties and covenants of each of Buyer and Novartis, including covenants by Novartis relating to the operation of the Business prior to the closing. The Company has obtained “representation and warranty” insurance, which provides coverage for certain breaches of representations and warranties by Novartis, subject to a deductible and certain other terms and conditions.

Each of Buyer and Novartis has agreed to indemnify the other for certain losses arising out of breaches of fundamental representations and covenants and for certain losses arising out of retained liabilities or assumed liabilities, as applicable, subject to customary limitations.

The consummation of the Transaction is subject to the satisfaction of customary closing conditions, including the termination or expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the absence of any law or judgment preventing the closing. Each party’s obligation to consummate the Transaction is also subject to the accuracy of the other party’s representations and warranties contained in the Agreement (subject, with specified exceptions, to customary materiality standards) and the other party’s performance of its covenants and agreements in all material respects. Buyer’s obligation to consummate the Transaction is also subject to a condition that, since the date of the Agreement, there has not been a “Material Adverse Effect,” as defined in the Agreement. The parties have agreed to certain efforts obligations to promptly obtain the antitrust approvals required for the Transaction. The Company expects to close the Transaction by the end of fiscal year 2023.

The Agreement provides termination rights for Buyer and Novartis under certain circumstances, including, subject to certain conditions, an uncured material breach by the other party or if the Transaction is not consummated by July 1, 2024, subject to an automatic extension to September 30, 2024 if the antitrust-related conditions have not been satisfied by such date but all other conditions to closing have been satisfied or validly waived. If the Agreement is terminated due to Buyer’s breach of certain provisions of the Agreement or failure to consummate the Transaction under certain circumstances, Buyer will be required to pay Novartis a termination fee of $100 million in cash.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached hereto as Exhibit 2.1, and the terms of which are incorporated herein by reference. The Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The representations, warranties and covenants in the Agreement are also modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable for securities law purposes and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. The Company does not believe that these schedules contain information that is material to an investment decision. Investors are not third-party beneficiaries under the Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective affiliates.

Buyer has obtained debt financing commitments for the purpose of financing the Transaction, and the Company has agreed to guarantee Buyer’s obligations pursuant to the Agreement. The obligations of the debt financing sources under the applicable commitment letters are subject to customary conditions.

In connection with the Transaction, the parties will also enter into a commercial agreement, a transition services agreement and certain other ancillary agreements at the closing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

2.1*	Stock and Asset Purchase Agreement by and among Buyer, Novartis and, for the limited purposes set forth therein, the Company, dated as of June 30, 2023.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

*

Pursuant to Item 601(a)(5) of Regulation S-K, certain schedules and exhibits to the Agreement (identified therein) have been omitted from this Current Report on Form 8-K and will be furnished to the SEC supplementally upon request.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements, which may generally be identified by the use of the words “anticipates,” “hopes,” “expects,” “intends,” “plans,” “should,” “could,” “would,” “will,” “may,” “believes,” “estimates,” “potential,” “target,” or “continue” and variations or similar expressions. These forward-looking statements include statements with respect to the Transaction, including Transaction timeline, potential payments which may become owing to Novartis, Transaction financing and Buyer making offers of employment to certain employees of the Business. These statements are based upon the current expectations and beliefs of management and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include, but are not limited to, the risks and uncertainties discussed in Bausch + Lomb’s filings with the U.S. Securities and Exchange Commission and the Canadian Securities Administrators (including the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and its most recent quarterly filings), which factors are incorporated herein by reference. In addition, such risks and uncertainties include, but are not limited to, the following: uncertainties relating to the timing of the consummation of the Transaction; the possibility that any or all of the conditions to the consummation of the Transaction may not be satisfied or waived, including failure to receive required regulatory approvals; the effect of the announcement or pendency of the Transaction on Bausch + Lomb’s ability to maintain relationships with customers, suppliers, and other business partners; and risks relating to potential diversion of management attention away from Bausch + Lomb’s ongoing business operations. Readers are cautioned not to place undue reliance on any of these forward-looking statements. These forward-looking statements speak only as of the date hereof. Bausch + Lomb undertakes no obligation to update any of these forward-looking statements to reflect events or circumstances after the date of this report or to reflect actual outcomes, unless required by law.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAUSCH + LOMB CORPORATION

By:	/s/ Brenton L. Saunders
Name:	Brenton L. Saunders
Title:	Chairman and Chief Executive Officer

Date: July 7, 2023